UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2013 (August 9, 2013)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (d)

On August 9, 2013, Messrs. Alfred F. Kelly and Scott D. Miller notified Affinion Group, Inc. (“Affinion”) and Affinion Group Holdings, Inc., the parent of Affinion (“Affinion Holdings,” and together with Affinion, the “Company”), of their respective resignations from both Affinion’s and Affinion Holdings’ Board of Directors (the “Boards”), effective August 9, 2013. Neither Mr. Kelly nor Mr. Miller resigned as the result of any disagreement with the Company.

On August 13, 2013, the Company announced the appointments of Messrs. Michael Reiss and David Topper to serve as members of the Boards to fill the vacancies created by the resignations of Messrs. Kelly and Miller. Messrs. Reiss and Topper were nominated by Affinion Group Holdings, LLC, which is an affiliate of Apollo Global Management, LLC, and certain investment partnerships sponsored by General Atlantic LLC, respectively, pursuant to the Stockholder Agreement, dated as of January 14, 2011, as amended, by and among Affinion Holdings and the holders party thereto.

Pursuant to Affinion Holdings’ policies, as non-employee directors, Messrs. Reiss and Topper are entitled to receive annual compensation in the amount of $45,000, payable in equal quarterly installments, plus $2,000 for each regular or special meeting of the Boards that they attend in person, plus an additional $1,000 for each regular or special meeting of the Boards that they attend by teleconference. Messrs. Reiss and Topper also are eligible to participate in Affinion Holdings’ 2007 Stock Award Plan (the “2007 Plan”). In connection with their appointment as directors of Affinion Holdings, each of Messrs. Reiss and Topper will be granted options to purchase 15,000 shares of common stock of Affinion Holdings under the 2007 Plan. Messrs. Reiss and Topper serve on Affinion’s Board for no additional compensation. Notwithstanding the foregoing, Mr. Reiss, as a nominee of Affinion Group Holdings, LLC, and Mr. Topper, as a nominee of certain investment partnerships sponsored by General Atlantic LLC, will not receive any payments in respect of their $45,000 annual compensation or compensation for attending meetings for fiscal year 2013.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: August 15, 2013	By:	/s/ Mark G. Gibbens
Name: Mark G. Gibbens
Title: Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: August 15, 2013	By:	/s/ Mark G. Gibbens
Name: Mark G. Gibbens
Title: Executive Vice President and Chief Financial Officer